PRINCIPAL FUNDS’ CCO ANNUAL INTERFUND LENDING PROGRAM REPORT

For the year ended December 31, 2018

This report provides my annual evaluation of Principal Funds’ compliance with the terms and conditions of the application for exemptive relief filed with the SEC to enable the Funds to participate in an interfund lending program. The report also includes an assessment of the Funds’ procedures established to achieve such compliance.

The application for the order includes eighteen conditions. The Funds have adopted procedures to ensure compliance with each of the conditions of the SEC exemptive order. The Funds’ Compliance Oversight and Risk Committee reviewed quarterly reports providing details of the operation of the program for each quarter during 2018. The information provided in the reports demonstrated compliance with each of the conditions throughout the 2018 calendar year. A quarterly report regarding the operation of the program, including an affirmation of compliance with the SEC exemptive order conditions and supporting documentation, was also provided by management to the Operations Committee of the Funds’ Board of Directors during 2018.

It is my opinion that the Funds have complied with each of the conditions of the SEC exemptive order and that the Funds’ procedures established to achieve such compliance are reasonably designed and effectively implemented.

Teri R. Root

Chief Compliance Officer – Principal Funds